                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                            THE MALAYSIA FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------
To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Malaysia Fund, Inc. (the "Fund") will be held on Wednesday, June 24, 1998 at 11:45 a.m. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect Michael F. Klein as a Class I Director for the term of the Class I Directors and to elect three Class III Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1998.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 15, 1998 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 15, 1998

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                            THE MALAYSIA FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This statement is furnished by the Board of Directors of The Malaysia Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 24, 1998 at 11:45 a.m. (New York time), in Conference Room 2 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 15, 1998. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors and FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1998. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

     The Board has fixed the close of business on April 15, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 9,732,966 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE MALAYSIA FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 AND 2 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, one Class I Director will be elected to hold office for the remaining term of the Class I Directors and until his or her successor is duly elected and qualified, and three Class III Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Michael F. Klein as a Class I Director and for Barton M. Biggs, John A. Levin and William
G. Morton, Jr. as Class III Directors.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Michael F. Klein. Class II currently consists of John
W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class III and Michael F. Klein as a Class I Director are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Peter J. Chase, David B. Gill and Graham E. Jones none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Jones. After the Meeting, the Audit Committee will continue to consist of those Directors of the Fund mentioned above who are not "interested persons." The Audit Committee met two times during the fiscal year ended December 31, 1997. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were five meetings of the Board of Directors held during the fiscal year ended December 31, 1997. For the fiscal year ended December 31, 1997, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                   POSITION                                      OWNED AS OF     OWNED UNDER
                                   WITH THE       PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH      FUND             OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------  ------------  --------------------------------  ------------   -------------   ----------
Barton M. Biggs*...............  Director and  Chairman, Director and Managing      10,000               --        ***
1221 Avenue of the Americas      Chairman      Director of Morgan Stanley Asset
New York, New York 10020         of the Board  Management Inc. and Chairman and
11/26/32                         since 1995    Director of Morgan Stanley Asset
                                               Management Limited; Managing
                                               Director of Morgan Stanley & Co.
                                               Incorporated; Member of the Yale
                                               Development Board; Director and
                                               Chairman of the Board of various
                                               U.S. registered investment
                                               companies managed by Morgan
                                               Stanley Asset Management Inc.
Michael F. Klein*..............  Director and  Principal of Morgan Stanley &            --               --        ***
1221 Avenue of the Americas      President     Co. Incorporated and Morgan
New York, New York 10020         since 1997    Stanley Asset Management Inc.
12/12/58                                       and previously a Vice President
                                               thereof; Director and President
                                               of various investment companies
                                               managed by Morgan Stanley Asset
                                               Management Inc.; Previously
                                               practiced law with the New York
                                               law firm of Rogers & Wells.
Peter J. Chase.................  Director      Chairman and Chief Financial            616               --        ***
1441 Paseo De Peralta            since 1987    Officer, High Mesa Technologies,
Santa Fe, New Mexico 87501                     Inc.; Chairman of CGL, Inc.;
10/12/32                                       Principal/Owner, Statements;
                                               Director of various U.S.
                                               registered investment companies
                                               managed by Morgan Stanley Asset
                                               Management Inc.
John W. Croghan................  Director      President of Lincoln Partners, a      1,000         865.3761        ***
200 South Wacker Drive           since 1995    partnership of Lincoln Capital
Chicago, Illinois 60606                        Management Company; Director of
6/8/30                                         St. Paul Bancorp, Inc. and
                                               Lindsay Manufacturing Co.;
                                               Director of various U.S.
                                               registered investment companies
                                               managed by Morgan Stanley Asset
                                               Management Inc.; Previously
                                               Director of Blockbuster
                                               Entertainment Corporation.

                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                   POSITION                                      OWNED AS OF     OWNED UNDER
                                   WITH THE       PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH      FUND             OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------  ------------  --------------------------------  ------------   -------------   ----------
David B. Gill..................  Director      Director of various U.S.                621               --        ***
26210 Ingleton Circle            since 1995    registered investment companies
Easton, Maryland 21601                         managed by Morgan Stanley Asset
7/6/26                                         Management Inc.; Director of the
                                               Mauritius Fund Limited; Director
                                               of Moneda Chile Fund Limited;
                                               Director of First NIS Regional
                                               Fund SIAC; Director of
                                               Commonwealth Africa Investment
                                               Fund Ltd.; Chairman of the
                                               Advisory Board of Advent Latin
                                               American Private Equity Fund;
                                               Chairman and Director of
                                               Norinvest Bank; Director of
                                               Surinvest International Limited;
                                               Director of National Registry
                                               Company; Director of South Asia
                                               Regional Fund Ltd.; Previously
                                               Director of Capital Markets
                                               Department of the International
                                               Finance Corporation; Trustee,
                                               Batterymarch Finance Management;
                                               Chairman and Director of Equity
                                               Fund of Latin America S.A.;
                                               Director of Commonwealth Equity
                                               Fund Limited; and Director of
                                               Global Securities, Inc.
Graham E. Jones................  Director      Senior Vice President of BGK          2,667         698.3984        ***
330 Garfield Street              since 1987    Properties; Trustee of ten
Suite 200                                      investment companies managed by
Santa Fe, New Mexico 87501                     Weiss, Peck & Greer; Trustee of
1/31/33                                        various investment companies
                                               managed by Morgan Grenfell
                                               Capital Management Incorporated;
                                               Director of various U.S.
                                               registered investment companies
                                               managed by Morgan Stanley Asset
                                               Management Inc.; Previously
                                               Chief Financial Officer of
                                               Practice Management Systems,
                                               Inc.
John A. Levin..................  Director      Chairman and Chief Executive          1,000         755.7602        ***
One Rockefeller Plaza            since 1995    Officer of John A. Levin & Co.,
New York, New York 10020                       Inc.; Director of various U.S.
8/20/38                                        registered investment companies
                                               managed by Morgan Stanley Asset
                                               Management Inc.; Director,
                                               President and Chief Executive
                                               Officer of Baker Fentress &
                                               Company

                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                   POSITION                                      OWNED AS OF     OWNED UNDER
                                   WITH THE       PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH      FUND             OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------  ------------  --------------------------------  ------------   -------------   ----------
William G. Morton, Jr..........  Director      Chairman and Chief Executive            621               --        ***
One Boston Place                 since 1994    Officer of Boston Stock
Boston, Massachusetts 02108                    Exchange; Director of Tandy
3/13/37                                        Corporation; Director of various
                                               U.S. registered investment
                                               companies managed by Morgan
                                               Stanley Asset Management Inc.
Harold J. Schaaff, Jr.*........  Vice          Principal of Morgan Stanley &           426               --        ***
1221 Avenue of the Americas      President     Co. Incorporated and Morgan
New York, New York 10020         since 1992    Stanley Asset Management Inc.;
6/10/60                                        General Counsel and Secretary of
                                               Morgan Stanley Asset Management
                                               Inc.; Officer of various
                                               investment companies managed by
                                               Morgan Stanley Asset Management
                                               Inc.
Joseph P. Stadler*.............  Vice          Principal of Morgan Stanley &            --               --        ***
1221 Avenue of the Americas      President     Co. Incorporated and Morgan
New York, New York 10020         since 1994    Stanley Asset Management Inc.;
6/7/54                                         Officer of various investment
                                               companies managed by Morgan
                                               Stanley Asset Management Inc.;
                                               Previously with Price Waterhouse
                                               LLP.
Stefanie V. Chang*.............  Vice          Vice President of Morgan Stanley         --               --        ***
1221 Avenue of the Americas      President     & Co. Incorporated and Morgan
New York, New York 10020         since 1997    Stanley Asset Management Inc.;
11/30/66                                       Officer of various investment
                                               companies managed by Morgan
                                               Stanley Asset Management Inc.;
                                               Previously practiced law with
                                               the New York law firm of Rogers
                                               & Wells.
Valerie Y. Lewis*..............  Secretary     Vice President of Morgan Stanley         --               --        ***
1221 Avenue of the Americas      since 1990    & Co. Incorporated and Morgan
New York, New York 10020                       Stanley Asset Management Inc.;
3/26/56                                        Officer of various investment
                                               companies managed by Morgan
                                               Stanley Asset Management Inc.;
                                               Previously with Citicorp.
Joanna Haigney.................  Treasurer     Assistant Vice President and             --               --        ***
73 Tremont Street                since 1997    Manager of Fund Administration,
Boston, Massachusetts 02108                    Chase Global Funds Services
10/10/66                                       Company; Officer of various
                                               investment companies managed by
                                               Morgan Stanley Asset Management
                                               Inc.; Previously with Coopers &
                                               Lybrand LLP.

                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                   POSITION                                      OWNED AS OF     OWNED UNDER
                                   WITH THE       PRINCIPAL OCCUPATIONS AND       APRIL 15,     DEFERRED FEE
NAME, ADDRESS AND DATE OF BIRTH      FUND             OTHER AFFILIATIONS            1998**      ARRANGEMENTS+   PERCENTAGE
-------------------------------  ------------  --------------------------------  ------------   -------------   ----------
Belinda Brady..................  Assistant     Manager, Fund Administration,            --               --        ***
73 Tremont Street                Treasurer     Chase Global Funds Services
Boston, Massachusetts 02108      since 1996    Company; Officer of various
1/23/68                                        investment companies managed by
                                               Morgan Stanley Asset Management
                                               Inc.; Previously with Price
                                               Waterhouse LLP.
All Directors and Officers as a Group..........................................  16,951          2,319.5347        ***
                                                                                    ======       ==========        ===

---------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Klein, Schaaff and Stadler and Ms. Chang and Ms. Lewis are officers of the Manager.

 ** This information has been furnished by each nominee, director and officer.

*** Less than 1%.

  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,795. Each of the members of the Fund's Audit Committee, which consists of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $787 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1997 were approximately $30,494.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Messrs. Croghan and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1997.

                                                       PENSION OR
                                                       RETIREMENT           TOTAL              NUMBER OF
                                                        BENEFITS         COMPENSATION           FUNDS IN
                                      AGGREGATE          ACCRUED        FROM FUND AND         FUND COMPLEX
                                    COMPENSATION     AS PART OF THE   FUND COMPLEX PAID        FOR WHICH
        NAME OF DIRECTORS          FROM FUND(2)(3)   FUND'S EXPENSES  TO DIRECTORS(2)(4)   DIRECTOR SERVES(5)
---------------------------------  ---------------   ---------------  ------------------   ------------------
Barton M. Biggs(1)...............      $    0             None             $     0                 18
Michael F. Klein(1)..............           0             None                   0                 18
Peter J. Chase...................       5,086             None              72,207                 13
John W. Croghan..................       5,063             None              76,959                 13
David B. Gill....................       5,086             None              76,868                 13
Graham E. Jones..................       5,428             None              72,703                 13
John A. Levin....................       5,010             None              96,084                 14
Dato Malek Merican(1)(6).........           0             None                   0                  1
William G. Morton, Jr............       4,821             None              68,543                 13
Warren J. Olsen(1)(7)............           0             None                   0                 17
Frederick B. Whittemore(1)(8)....           0             None                   0                 17

---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act.

(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1997, regardless of whether such amounts were actually received by the Directors during such fiscal year.

(3) Mr. Croghan earned $5,063, Mr. Jones earned $342 and Mr. Levin earned $5,010 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1997. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.

(4) Mr. Croghan earned $76,959, Mr. Gill earned $21,239, Mr. Jones earned $496 and Mr. Levin earned $86,084 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1997. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.

(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1997.

(6) Mr. Merican resigned as a Director of the Fund effective February 28, 1998.

(7) Mr. Olsen resigned as President and Director of the Fund effective June 30, 1997.

(8) Mr. Whittemore resigned as a Director of the Fund effective March 14, 1997.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for the Fund's officers and directors and inadvertently failed to file such reports on a timely basis for Stefanie V. Chang, Belinda Brady, Valerie Y. Lewis, Harold J. Schaaff, Jr. and Joseph P. Stadler.

     The election of Messrs. Klein, Biggs, Levin and Morton requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1998. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares at April 15, 1998.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before January 15, 1999, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 15, 1998

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              Sullivan & Cromwell
                                125 Broad Street
                               New York, NY 10004

                                                   May 15, 1998

Securities and Exchange Commission,
  450 Fifth Street, N.W.,
  Washington, D.C. 20549.

     Re: Annual Meeting of Stockholders for:
        The Maylaysia Fund, Inc.
        (File No. 811-5082) (the "Fund")

Dear Sirs:

     Pursuant to Rule 14a-6(b) of Regulation 14A under the Securities Exchange Act of 1934, on behalf of the Fund we are transmitting for filing via EDGAR definitive proxy material consisting of the Schedule 14A cover page, Notice of Annual Meeting, Proxy Statement and Form of Proxy to be used in connection with the Annual Meeting of Stockholders of the Fund, scheduled for June 24, 1998.

     It is contemplated that the proxy soliciting material will be mailed to stockholders as soon as practicable.

     Should the staff have any questions regarding the foregoing, please call the undersigned at (212) 558-3518.

                                                   Very truly yours,

                                                   /s/ Melissa M. Munson
                                                   ----------------------
                                                   Melissa M. Munson

(Attachments)
CC W/Att.:
  Joseph C. Benedetti
  Valerie Y. Lewis
  (Morgan Stanley Asset Management Inc.)

                                      PROXY

                             THE MALAYSIA FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints MICHAEL F. KLEIN, VALERIE Y. LEWIS, HAROLD J. SCHAAFF, JR. and STEFANIE V. CHANG, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 15, 1998 at the Annual Meeting of Stockholders to be held on June 24, 1998, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 15, 1998.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.    Election of the following nominees as Directors:

    FOR       WITHHELD

    [ ]         [ ]
            Class I Nominee:
            Michael F. Klein

            Class III Nominees:
            Barton M. Biggs, John A. Levin and William G. Morton, Jr.

            ______________________________________
            For all nominees except as noted above

2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

    FOR               AGAINST             ABSTAIN

    [ ]                 [ ]                 [ ]

3. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND IN FAVOR OF PROPOSAL NO. 2.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURES(S)___________________________________
DATE _______________, 1998

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]